Commitments And Contingent Liabilities	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments And Contingent Liabilities
COMMITMENTS AND CONTINGENT LIABILITIES

A.    ROYALTY COMMITMENTS

Elbit Systems and certain Israeli subsidiaries partially finance their research and development expenditures under grant programs sponsored by the Israeli Ministry of Economics Office of Chief Scientist ("OCS") for the support of research and development activities conducted in Israel. At the time the grants were received from the OCS, successful development of the related projects was not assured.

In exchange for participation in the programs by the OCS, Elbit Systems and the subsidiaries agreed to pay 2% - 5% of total sales of products developed within the framework of these programs. The royalties will be paid up to a maximum amount equaling 100% to 150% of the grants provided by the OCS, linked to the dollar and for grants received after January 1, 1999 and also bearing annual interest at a rate based on LIBOR. The obligation to pay these royalties is contingent on actual sales of the products, and in the absence of such sales payment of royalties is not required.

In some cases, the Government of Israel’s participation (through the OCS) is subject to export sales or other conditions. The maximum amount of royalties is increased in the event of production outside of Israel.

Elbit Systems and certain of its subsidiaries may also be obligated to pay certain amounts to the IMOD and others on certain sales including sales resulting from the development of certain technologies.

Royalties expenses amounted to $7,362, $5,496 and $2,976 in 2014, 2013 and 2012, respectively.

Note 20 - COMMITMENTS AND CONTINGENT LIABILITIES (Cont.)

B.    COMMITMENTS IN RESPECT OF LONG-TERM PROJECTS

In connection with projects in certain countries, Elbit Systems and some of its subsidiaries have entered and may enter in the future into “buy-back” or “offset” agreements, required by a number of the Company’s customers for these projects as a condition to the Company obtaining orders for its products and services. These agreements are customary in the Company’s industry and are designed to facilitate economic flow back (buy-back) and/or technology transfer to businesses or government agencies in the applicable country.

These commitments may be satisfied by the Company’s placement of direct work or vendor orders for supplies and/or services, transfer of technology, investments or other forms of assistance in the applicable country. The buy-back rules and regulations, as well as the underlying contracts, may differ from one country to another. The ability to fulfill the buy-back obligations may depend, among other things, on the availability of local suppliers with sufficient capability to meet our requirements and which are competitive in cost, quality and schedule. In certain cases, the Company’s commitments may also be satisfied through transactions conducted by other parties.

The Company does not commit to buy-back agreements until orders for its products or services are definitive, but in some cases the orders for the Company’s products or services may become effective only after the Company’s corresponding buy-back commitments are in effect.

Buy-back programs generally extend at least over the relevant commercial contract period and may provide for penalties in the event the Company fails to perform in accordance with buy-back requirements. In some cases the Company provides guarantees in connection with the performance of its buy-back obligations.

Should the Company be unable to meet such obligations it may be subject to contractual penalties, our guarantees may be drawn upon and our chances of receiving additional business from the applicable customers could be reduced or, in certain cases, eliminated.

At December 31, 2014, the Company had outstanding buy-back obligations totaling approximately $930,000 that extend through 2023.

C.    LEGAL CLAIMS

Elbit Systems and its subsidiaries are involved in legal claims arising in the ordinary course of business.. The Company’s management, based on the opinion of its legal counsel, believes that any financial impact from the settlement of such claims in excess of the accruals recorded in the financial statements will not have a material adverse effect on the financial position or results of operations of the Company. The following is a description of significant legal proceedings.

(1)
In January 2015, Elbit Systems of America, LLC and Elbit Systems Land & C4I Ltd. filed a claim for patent infringement in the U.S. District Court for the Eastern District of Texas against Hughes Network Systems, LLC, Black Elk Energy Offshore Operations, LLC, Blue Tide Communications, Inc. and Helms Hotels Group (collectively the defendants). The claim alleges that the defendants infringed the Company's patents relating to "Reverse Link for a Satellite Communications Network" and "Infrastructure for Telephony Network". The claim does not yet specify the amount of damages resulting from the patent infringement.

Note 20 - COMMITMENTS AND CONTINGENT LIABILITIES (Cont.)

C.    LEGAL CLAIMS (Cont.)

(2)
In November 2012, a claim in the amount of approximately $40,000 regarding a commercial dispute was filed in the District Court of Tel-Aviv – Jaffa by Dr. Baruch Aminov against the Company, a European subsidiary of the Company and two of its officers. The Company believed that there was no merit to the allegations and responded accordingly to the court. During 2013, the plaintiff submitted a motion for exemption from payment of the required court fee. The motion was dismissed by the District Court, and plaintiff's appeal against the decision of the District Court was denied. Accordingly, the claim was dismissed due to plaintiff's non-payment of the court fee. The plaintiff submitted a motion to the Israeli Supreme Court for leave to appeal against the District Court's decision and to obtain an exemption from depositing a guarantee. The Supreme Court rejected plaintiff's motion for exemption to deposit a guarantee, and in April 2014 rejected plaintiff's motion for leave to appeal. This matter is considered closed.

(3)
In November 2012, Elbit Systems and its subsidiary Elop filed a lawsuit against the Government of Israel, for damages and expenses caused in connection with the cancellation of export licenses for a project of a foreign customer. This followed the unsuccessful efforts to reach an appropriate compensatory settlement with the Government of Israel. The approximately $74,000 lawsuit was filed with the District Court of the Central Region of Israel. Elbit Systems attempted on an ongoing basis to mitigate damages caused by the program cancellation through utilization on other programs of assets related to the canceled program. In June 2014, Elop withdrew the lawsuit, and the matter is considered closed.

(4)
In 2009, a claim in the amount of approximately $10,000 was filed in the District Court – Central District of Israel by Pinpoint Advance Corporation (Pinpoint) and four of its founders against an Israeli subsidiary, as well as against one of our officers. Pinpoint is a special purpose acquisition company that was in negotiations with us and other shareholders of another of our Israeli subsidiaries, regarding the sale of shares in that subsidiary during 2008. The transaction was not completed and negotiations were terminated. Pinpoint claims that the agreement was completed and thus entered into effect. Alternatively, Pinpoint claims that our decision not to complete the agreement was made in bad faith, and that under the circumstances Pinpoint and its founders are entitled to pecuniary compensation equal to their rights and entitlements under the alleged breached contract. In October 2014, before the cross-examinations of the plaintiffs’ witnesses was completed, the parties reached a mediation agreement, which was approved by the District Court. According to the mediation agreement, other than one defense witness who will be cross-examined, the parties will not cross-examine any other witnesses or experts, and each party will summarize its main arguments, both in writing and in a court hearing, after which the District Court will render its verdict. Under the mediation agreement, the District Court will rule in favor of the plaintiffs in a sum not lower than NIS 1 million (approximately $257) and not higher than NIS 3 million (approximately $771). Following such ruling the matter will be considered closed.

D.    LEASE COMMITMENTS

The future minimum lease commitments of the Company under various non-cancelable operating lease agreements in respect of premises, motor vehicles and office equipment as of December 31, 2014, are as follows:

2015	$43,232
2016	40,240
2017	28,507
2018	18,201
2019	13,504
2020 and thereafter (*)	76,727
$220,411

Lease expenses for the years ended December 31, 2014, 2013 and 2012 amounted to $35,099, $17,074 and $16,466, respectively.

(*)
During 2012, the Company entered into a lease agreement for a new complex with Ogen Yielding Real Estate Ltd. The lease period of the new complex is 15 years that will begin after the conclusion of the construction during 2015. The expected lease fee will be approximately $3,000 per annum.

E.    GUARANTEES

(1)
As of December 31, 2014, guarantees in the amount of approximately $1,254,600 were issued by banks and other financial institutions on behalf of the Company and certain of its subsidiaries mainly in order to secure certain advances from customers and performance bonds.

(2)
Elbit Systems has provided, on a basis proportional to its ownership interest, guarantees for three of its investees in respect of credit lines granted to them by banks in the aggregate amount of $6,780 as of December 31, 2014 (2013 - $7,249). The guarantees will exist as long as the credit lines are in effect. Elbit Systems would be liable under the guarantee for any debt for which the investees would be in default under the terms of the credit lines. The fair value of such guarantees, as of December 31, 2014, was not material.

In 2012, the Company recorded an accrual for a contingent liability of $2,100, regarding a guarantee that was provided on a basis proportional to the Company's ownership interest, in respect of a credit line of one of our investees.

F.    COVENANTS

In connection with bank credits and loans, including performance guarantees issued by banks and bank guarantees in order to secure certain advances from customers, the Company and certain subsidiaries are obligated to meet certain financial covenants. Such covenants include requirements for shareholders’ equity, current ratio, operating profit margin, tangible net worth, EBITDA, interest coverage ratio and total leverage.

As of December 31, 2014, the Company met all financial covenants.

G.    CONTRACTUAL OBLIGATIONS

Substantially all of the Company’s purchase commitments relate to obligations under purchase orders and subcontracts entered into by the Company. These purchase orders and subcontracts are typically in standard formats proposed by the Company, with the subcontracts and purchase orders also reflecting provisions from the Company’s applicable prime contract that apply on a flow down basis to subcontractors and vendors. The terms typically included in these purchase orders and subcontracts are consistent with Uniform Commercial Code provisions in the United States for sales of goods, as well as with specific terms called for by its customers in international contracts. These terms include the Company’s right to terminate the purchase order or subcontract in the event of the vendor’s or subcontractor’s default, as well as the Company’s right to terminate the order or subcontract for the Company’s convenience (or if the Company’s prime contractor has so terminated the prime contract). Such purchase orders and subcontracts typically are not subject to variable price provisions. As of December 31, 2014 and 2013, the purchase commitments were $1,263,000 and $1,166,000, respectively.

H.    FIXED LIENS

In order to secure bank loans and bank and other financial institutions guarantees in the amount of $1,254,600 as of December 31, 2014, certain Company entities recorded fixed liens on most of their machinery and equipment, mortgages on most of their real estate and floating charges on most of their assets.
Note 20 - COMMITMENTS AND CONTINGENT LIABILITIES (Cont.)

I.	LIEN ON APPROVED ENTERPRISES

A lien on the Company’s Approved Enterprises has been registered in favor of the State of Israel (see Note 18(A)(3)).